UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

MICROVISION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 7, 2017, pursuant to notice duly given. The stockholders voted on five proposals, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission April 24, 2017.

The results are as follows:

Proposal 1.	All of the Company’s nominees for director were elected by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Robert Carlile	21,774,453	1,349,691	31,829,118
Yalon Farhi	21,451,240	1,672,904	31,829,118
Slade Gorton	20,617,961	2,506,183	31,829,118
Perry Mulligan	20,638,556	2,485,588	31,829,118
Alexander Y. Tokman	19,575,600	3,548,544	31,829,118
Brian Turner	20,676,010	2,448,134	31,829,118
Thomas M. Walker	20,682,060	2,442,084	31,829,118

Proposal 2.	The stockholders approved the proposed amendment to the 2013 MicroVision, Inc. Incentive Plan by the votes set forth in the table below:

For:	18,362,574
Against:	4,016,182
Abstain:	745,388
Broker Non-Votes:	31,829,118

Proposal 3.	The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the votes set forth in the table below:

For:	51,391,691
Against:	1,907,836
Abstain:	1,653,735

The proposal to ratify the appointment of Moss Adams LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Proposal 4.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	18,411,277
Against:	4,045,934
Abstain:	666,933
Broker Non-Votes:	31,829,118

Proposal 5.	The stockholders recommended, on an advisory basis, the frequency with which the Company should hold future advisory votes on the compensation of the Company’s named executed officers by the votes set forth in the table below:

One Year:	12,054,576
Two Years:	500,654
Three Years:	9,741,883
Abstain:	827,031

The Company’s board of directors will consider the foregoing stockholder recommendation and the board’s determination will be disclosed in an amendment to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

/s/ David J. Westgor
David J. Westgor Vice President, General Counsel & Secretary

Dated: June 9, 2017